Exhibit 10.15

合同编号：

Contract No.:

技术开发（委托）合同

Technology Development (Entrustment) Contract

项目名称：《中版教育云平台软件系统》开发第二期

Project Name: Phase II Development of Education Cloud Platform Software System (Chinese Version)

委托方（甲方）：世界图书出版上海有限公司

Entrusting Party (Party A): Shanghai World Publishing Corporation

受托方（乙方）：北京华夏大地远程教育网络服务有限公司

Entrusted Party (Party B): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

生效时间：2017年6月15日

Date of effectiveness: June 15, 2017

有效期限：2021年6月15日

Validity: June 15, 2021

中华人民共和国科学技术部印制

Printed by Ministry of Science and Technology of the People’s Republic of China

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填写说明

Instruction

一、本合同为中华人民共和国科学技术部印制的技术开发（委托）合同示范文本，各技术合同认定登记机构可推介技术合同当事人参照使用。

I. The contract is used by contractual parties by reference to the technology development (entrustment) model contract printed by Ministry of Science and Technology of the People’s Republic of China, and the technology contracts recommended by various recognized technology contract registration institutions.

二、本合同书适用于一方当事人委托另一方当事人进行新技术、新产品、新工艺或者新材料及其系统的研究开发所订立的技术开发合同。

II. The contract is applied for the technology development contracts in which one party entrusts the other party to research and develop new technologies, products, crafts or new materials and its systems.

三、签约一方为多个当事人的，可按各自在合同关系中的作用等，在“委托方”、“受托方”项下（增页）分别排列为共同委托人或共同受托人。

III. If there are several representatives in either party, Party A or Party B could be respectively listed as common entrusting party or common entrusted party in the “Entrusting Party” or “Entrusted Party” provisions (new page) according to their own relations in the contract.

四、本合同书未尽事项，可由当事人附页另行约定，并可作为本合同的组成部分。

IV. Any matter not covered by the Contract may be agreed by parties concerned on an attached sheet, which constitutes an inseparable part of the Contract.

五、当事人使用本合同书时约定无需填写的条款，应在该条款处注明“无”等字样。

V. As for the terms and conditions which are not needed to be filled in this contract agreed upon by the parties, they should be indicated with the word such as N.A.

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技术开发（委托）合同

Technology Development (Entrustment) Contract

委托方（甲方）：世界图书出版上海有限公司

Entrusting Party (Party A): Shanghai World Publishing Corporation

住所地：上海市广中路88号9-10楼

Address: Floor 9 – 10, No.88 Guangzhou Road, Shanghai City

法定代表人：陆琦

Legal Representative: Lu Qi

项目联系人：熊佳

Project Contact Person: Xiong Jia

联系方式：

Contact Information:

通讯地址：上海市广中路88号9-10楼

Mailing Address: Floor 9 – 10, No.88 Guangzhou Road, Shanghai City

电话：021-62990301传真：021-36357920

Tel: 021-62990301 Fax: 021-36357920

电子信箱：jxiong@wpcsh.com

Email: jxiong@wpcsh.com

受托方（乙方）：北京华夏大地远程教育网络服务有限公司

Entrusted Party (Party B): Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

住所地：北京市经济技术开发区地盛北街1号经开大厦B座5层505室

Address: Room 505, Floor 5, Tower B, Jingkai Building, No.1 North Disheng Street, Beijing Economic-Technological Development Area

法定代表人：于洋

Legal Representative: Yu Yang

项目联系人：王雯

Project Contact Person: Wang Wen

联系方式：

Contact:

通讯地址：北京市经济技术开发区地盛北街1号经开大厦B座5层505室华夏大地教育网

Address: Huaxia Dadi Distance Learning Services Co., Ltd., Room 505, Floor 5, Tower B, Jingkai Building, No.1 North Disheng Street, Beijing Economic-Technological Development Area

电话：010-57925018传真:010-57925018

Tel: 010-57925018 Fax: 010-57925018

电子信箱：wanswen@edu-edu.Com.cn

Email: wanswen@edu-edu.Com.cn

本合同甲方委托乙方研究开发《中版教育云平台软件系统》项目，并支付研究开发经费和报酬，乙方接受委托并进行此项研究开发工作。双方经过平等协商，在真实、充分地表达各自意愿的基础上，根据《中华人民共和国合同法》的规定，达成如下协议，并由双方共同恪守。

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According to the Contract, Party A will entrust Party B to perform the research and development ("R&D") of the Education Cloud Platform Software System (Chinese Version) and shall pay the R&D funds and remuneration to Party B, and Party B will accept the said R&D work. Party A and Party B have reached the following agreement for mutual compliance in accordance with the Contract Law of the People's Republic of China through equal consultation and on the basis of faithfully and fully expressing their respective will.

第一条	本合同是中版教育云平台前期开发的延续，截至合同签署时，中版教育云平台完成了系统底层架构包括账号管理系统、消息管理系统、业务字典系统、基础数据库系统和元数据系统，分布式管理系统包括课程体系管理系统、课程管理系统、应用模块管理系统、班级分类管理系统、班级管理系统、班级授权管理系统、开课卡管理系统，基础教学系统包括教学日历、课堂学生列表管理系统、教学与学习活动管理系统、备课系统、课堂互动系统、电子教材创作系统、课件点播系统、交互式微课制作系统、课堂评测系统、考试系统、教学资源管理系统、电子学档系统，终端应用软件包括我的班级、互动课堂、我的错题本。本合同约定的开发内容应延续前期技术路线和技术框架，在前续项目已经完成的CloudBag电子书包教育云平台基础技术架构和相应功能模块及后续应用开发基础上开发本合同约定的功能模块。

Article 1	This Contract is a continuation of the early development of the Education Cloud Platform (Chinese Version), upon the signing of the Contract, the Education Cloud Platform (Chinese Version) has completed the underlying system architecture (including the account management system, message management system, business dictionary system, dictionary database system and metadata system), the distributed management system (including the curriculum system management system, curriculum management system, application module management system, class classification management system, class management system, class authorization management system, course card management system), the basic teaching system (including the teaching calendar, classroom student list management system, teaching and learning activity management system, teaching preparation system, classroom interaction system, electronic textbook creation system, courseware on demand system, interactive microlecture production system, classroom teaching evaluation system, examination system, teaching resources management system, e-learning portfolio system), and the terminal application software (including My Class, Interactive Class and My Notebook of Error Correction). The development content hereunder shall follow the early technical route and technical framework, and the function modules specified in the Contract shall be developed on the basis of the e-Schoolbag ("CloudBag") education cloud platform based technical architecture and the corresponding function modules that have been completed in the previous project and the subsequent application development.

第二条	本合同研究后续开发项目的要求如下

Article 2	The requirements for subsequent development project under the Contract are as follows:

1.	技术目标：

1.	Technology objectives:

(1)	优化完善CloudBag中版教育云平台中的课件点播系统及其对应的Android终端应用；

(1)	optimize the courseware on demand (“COD”) system in CloudBag and its Android terminal;

(2)	优化完善CloudBag中版教育云平台中的作业与考试系统及其对应的Android终端应用；

(2)	optimize the homework and examination system in CloudBag and its Android terminal;

(3)	优化完善CloudBag中版教育云平台中的互动答疑系统及其对应的Android终端应用；

(3)	optimize the interactive Q&A system in CloudBag and its Android terminal;

(4)	优化完善CloudBag中版教育云平台中的资源下载系统及其对应的Android终端应用；

(4)	optimize the resource download system in CloudBag and its Android terminal;

(5)	优化完善CloudBag中版教育云平台中的备课系统；

(5)	optimize the class preparation system in CloudBag;

(6)	优化完善CloudBag中版教育云平台中的教学与学习管理系统对应的Android终端应用（简称“我的班级”应用）；

(6)	optimize the teaching and study management system in CloudBag and its Android terminal (hereinafter referred to as “My Class”);

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2.	技术内容：

2.	Technology content:

(1)	CloudBag中版教育云平台中的课件点播系统完善以下功能：

(1)	improve the COD system in CloudBag:

a.	支持批量上传视频，通过框选多个文件或直接选择文件夹完成上传；

a.	support batch video uploading, and complete uploading by multiple selection of documents or direct folder selection;

b.	支持同一模块下的编辑组成员共同编辑课件；

b.	support editing the shared courseware of the group members under the same module;

c.	支持视频按原始比例播放；

c.	support playing video at original size;

d.	支持查看单个课件的播放记录与未观看学生名单。

d.	support viewing the playing record of a single courseware, and the list of students who have not watched the videos

(2)	CloudBag中版教育云平台中的作业与考试系统完善以下功能：

(2)	improve the following functions of the homework and examination system in CloudBag:

a.	支持多选题常规的记分规则，即全选对给满分，漏选给一半分，错选不给分；

a.	support the marking rules for multiple choice questions, that is, full mark for all correct selection, and half mark for missed selection, and no mark for wrong selection;

b.	支持听力题型，题干中允许插入音频；

b.	support listening questions, and allow the insertion of audio in the stems;

c.	支持答题卡功能；

c.	support the function of answer sheet;

d.	能够在阅卷后将错题自动加入错题本；

d.	add the questions answered wrongly into the Correction Book after review;

e.	能够对导入的试卷进行内容识别，如：识别换行符、识别特定格式的选项、识别自动编号、识别题型、识别公式与表格等；

e.	identify the contents imported into the test paper, e.g. identify line break, options for specific format, automatic numbering, question type, formula and format;

f.	支持特定格式模板（如中考高格式模板）的试卷导入。

f.	support the import of test paper in specific template (e.g. senior high school entrance exam template).

(3)	CloudBag中版教育云平台中的互动答疑系统完善以下功能：

(3)	improve the following functions of the interactive Q&A system in CloudBag:

a.	支持在提问中上传多种格式的附件（不对文件格式进行限制），并支持下载直接查看文件（使用本地软件）查看；

a.	support uploading attachments onto the question in various formats (without limitation on the document format), and support direct view of the document after download (with local software);

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b.	支持在提问中批量上传文件，通过框选多个文件或直接选择文件夹来完成上传；

b.	support uploading documents by batch in the question, and complete uploading by multiple document selections or direct folder selections;

c.	支持移动端发起投票，优化网页端创建投票方式；

c.	support creating a poll through mobile terminal, and optimize the creation of poll at website;

d.	支持将追加问题保留在原帖中，不需要在问题列表中显示；

d.	support keeping the additional questions in the original post without displaying them in the question list;

e.	支持回答分行显示；

e.	support displaying answers by line;

f.	支持将回答中的图片以缩略图形式呈现在回答列表；

f.	support displaying the picture in the answer as thumbnail in the answer list;

g.	支持将回答中的图片进行放大与拖动；

g.	support zooming out and dragging pictures in the answers;

h.	支持教师在学生回答的图片中做批注并回复给学生；

h.	support the teachers to make remark on the picture in the students’ answer and revert it back to students;

i.	支持教师默认以管理员身份进入系统；

i.	support teacher to log into the system as administrator by default;

j.	允许删除已经有回答的提问；

j.	allow deleting the questions with established answers;

k.	允许将推荐状态的回答取消推荐。

k.	allow canceling the recommended answers.

(4)	CloudBag中版教育云平台中的资源下载系统完善以下功能：

(4)	Improve the following functions for the resource download system in the CloudBag:

a.	支持在免费资源库中显示目录与分类；

a.	support displaying catalogue and classification in free library;

b.	支持在资源管理页面默认展开目录；

b.	support unfolding the catalogue by default in the resource management page

c.	支持在下载后直接打开文件；

c.	support opening the document directly after download

d.	支持批量上传文件资源，通过框选多个文件或直接选择文件夹完成上传；

d.	support uploading document resources by batch, and completing uploading through multiple document selections or direct folder selections;

e.	支持在后台通过工具打包导入大批量文件资源。

e.	support importing a batch of document resources through packaging at the background.

(5)	CloudBag中版教育云平台中的备课系统完善以下功能：

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(5)	improve the following functions for the class preparation system in the CloudBag:

a.	允许将课堂测评的题目加入收藏夹，教案应用的资源加入备课文件夹；

a.	allow adding the questions in the class tests into the favorite document, and adding the resources used in teach plan into the class preparation document;

b.	支持备课文件夹中的资源分类显示；

b.	allow displaying the resources by category in the class preparation folder;

c.	支持在备课页面编辑任务说明，且不做字数限制；

c.	support editing task description in the class preparation page without limiting the number of characters;

d.	支持隐藏教学环节，在推送给学生后自动变为可见。

d.	support hiding the teaching segment, and make it visible automatically after pushing it to students.

(6)	CloudBag中版教育云平台中的Android终端应用我的班级完善以下功能：

(6)	Improve the following functions for My Class of the Android terminal in the CloudBag:

a.	支持在课堂测评中一次性推送多道题目；

a.	support pushing multiple questions at a time in class tests;

b.	支持学生将资源添加到收藏夹；

b.	support the students to add resources into the favorite folder;

c.	支持教师查看学生各科目成绩走势；

c.	support teachers to view the students’ trend of performance in various subjects

d.	允许用户昵称重复；

d.	allow users to have repeated nickname;

e.	优化学生端课程详情页的页面版式。

e.	optimize the page layout for the detailed curriculum page at student’s devices

3.	技术方法和路线：服务器端采用JavaEE技术体系，客户端基于B/S模式及Android系统开发。

3.	Methodology and roadmap: JavaEE system will be used in the servers, while client will be developed based on B/S mode and Android system.

第三条 乙方应在本合同生效后10个工作日内向甲方提交研究开发计划。研究开发计划应包括以下主要内容：

Article 3 Party B shall submit the R&D plan to Party A within 10 business days upon the effectiveness of the Contract. The R&D plan shall include the following major contents:

1.	产品需求规格说明书;

1.	Specification of Product Demand

2.	项目组组成人员及分工;

2.	Project Team Membership and Distribution

3.	例会安排及会议纪要；

3.	Routine Meeting Schedule and Meeting Minutes

4.	项目计划讲度。

4.	Project Progress

第四条 乙方应按下列进度完成研究开发工作：

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Article 4 Party B shall complete R&D work based on the following schedule:

1.	2017年7月15日前完成本合同第二条第2款第（1)、（2)、（3)项规定的技术内容;

1.	complete the technology contents stated in Article 2 2(1), (2) and (3) in the Contract prior to July 15, 2017;

2.	2017年8月15日前完成本合同第二条第2款第（4)、（5)、（6)项规定的技术内容;

2.	complete the technology content stated in Article 2 2(4), (5) and (6) in the Contract prior to August 15, 2017;

3.	2017年9月1日前完成系统性能测试及问题修改；

3.	complete system performance test and repair bugs prior to September 1, 2017;

4.	2017年9月10日前完成产品交付。

4.	complete product delivery prior to September 10, 2017.

第五条 甲方应向乙方提供的技术资料及协作事项如下：

Article 5 The technology material and the matters in connection with coordination provided by Party A to Party B shall be as follows:

1.	技术资料清单：《项目需求说明》。。

1.	Technology information list: Project Specification.

2.	提供时间和方式：本合同签订后10个工作日内。

2.	Date of submission: Within 10 business days upon the execution of the Contract.

3.	其他协作事项：无。

3.	Other coordination matters: N.A.

本合同履行完毕后，上述资料按以下方式处理：交回甲方封存。

Upon the completion of the Contract, the above information shall be disposed as follows: Return to Party A for safekeeping.

第六条 甲方应按以下方式支付研究开发经费和报酬：

Article 6 Party A shall pay the R&D fund and remuneration based on the following schedule:

1.	研究开发经费和报酬总额为人民币柒拾捌万元整（小写人民币Y780000.00元）。

1.	The total R&D fund and remuneration shall be RMB seven hundred and eighty thousand (in figures: RMB 780,000.00).

2.	研究开发经费由甲方分两次支付乙方。具体支付方式和时间如下：

2.	The R&D fund shall be paid to Party B in two installments. The specific payment method and terms are as follows:

(1)	在本合同签订后10个工作日内，甲方支付乙方项目经费肆拾万元整（小写人民币¥400000.00元）；

(1)	Party A shall pay RMB four hundred thousand (in figures: RMB 400,000.00) to Party B within 10 business days upon the execution of the Contract;

(2)	在本合同签订后，乙方完成本合同规定的全部内容并完成产品及资料交付后10个工作日内甲方支付乙方项目经费叁拾捌万元整(小写人民币¥380000.00元）。

(2)	Party A shall pay RMB three hundred and eighty thousand (in figures: RMB 380,000.00) to Party B as project und within 10 business days after Party B completes all the contents and delivers the information stipulated herein upon the execution of the Contract.

3.	乙方开户银行名称和账号为：

3.	The bank name and account of Party B:

户名：北京华夏大地远程教育网络服务有限公司

Account name: Beijing Huaxia Dadi Distance Learning Services Co., Ltd.

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开户行：工商银行北京经济技术开发区宏达北路支行

Bank of Deposit: North Hongda Road Branch, Beijing Economic-Technological Development Area, ICBC

帐号：0200059019200028622

Account number: 0200059019200028622

第七条 本合同的研究开发经费由乙方以开发费的方式使用。甲方有权以书面信函或电子邮件 的方式检查乙方进行研究开发工作和使用研究开发经费的情况，但不得妨碍乙方的正常工作。

Article 7 The R&D fund hereunder shall be used by Party B as development fee. Party A shall have the right to examine the R&D works and the use of R&D fund of Party B with prior written letters or email, but Party A shall not disrupt the normal work of Party B.

第八条 本合同的变更必须由双方协商一致，并以书面形式确定。但有下列情形之一的，一方可以向另一方提出变更合同权利与义务的请求，另一方应当在7个工作日内予以答复；逾期未予答复的，视为同意：

Article 8 Any amendments to the Contract shall be negotiated and agreed by Both parties and confirmed in written. A party may submit a request to the other party to change the rights and obligations under the Contract, and the other party shall reply within seven business days in the event of any of the following situation. Failure of reply shall be deemed as consent:

1.	无;

1.	N.A.

2.	无。

2.	N.A.

第九条 未经甲方同意，乙方不得将本合同项目部分或全部研究开发工作转让第三人承担。但有下列情况之一的，乙方可以不经甲方同意，将本合同项目部分或全部研究开发工作转让第三人承担：

Article 9 Party B shall not assign the R&D works under the Contract in part and in whole to any third party without consent of Party A. Party B may do so without the consent of Party B in the event of any of the following situation:

1.	无;

1.	N.A.

2.	无。

2.	N.A.

乙方可以转让研究开发工作的具体内容包括：无。

The specific R&D works which can be assigned by Party B include: N.A.

第十条 在本合同履行中，因出现在现有技术水平和条件下难以克服的技术困难，导致研究开发失败或部分失败，并造成一方或双方损失的，双方按如下约定承担风险损失：乙方退回相应的费用。

Article 10 In performing the Contract, R&D fails or partly fails due to the technology difficulties that cannot be overcome under the current technology level and conditions, and causes losses to a party or to Both parties, both parties shall assume the risk and losses based on the following agreements: Party B shall return the fund accordingly.

双方确定，本合同项目的技术风险按双方协商书面认定的方式认定。认定技术风险的基本内容应当包括技术风险的存在、范围、程度及损失大小等。认定技术风险的基本条件是：

Both parties acknowledge that the technology risk in the Contract shall be identified by Both parties in written negotiation. The basic contents for identifying technology risk shall include the existence, scope and level of technology risk, and the losses arising from such risk. The basic conditions for technology risk identification are:

1.	本合同项目在现有技术水平条件下具有足够的难度；

1.	The Contract is difficult enough under the existing technology conditions;

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2.	乙方在主观上无过错且经认定研究开发失败为合理的失败。

2.	Party B does not default subjectively, and R&D failure is deemed as a reasonable failure after certification.

一方发现技术风险存在并有可能致使研究开发失败或部分失败的情形时，应当在7个工作日内通知另一方并采取适当措施减少损失。逾期未通知并未采取适当措施而致使损失扩大的，应当就扩大的损失承担赔偿责任。

Where a party identifies the existence of technology risk which may result in failure or partly failure of R&D, such party shall inform the other party within seven business days, and adopt appropriate measures to minimize losses. Where losses are increased as a result of failure of notice and adoption of appropriate measures, the excess shall be indemnified by the notifying party.

第十一条 在本合同履行中，因作为研究开发标的的技术己经由他人公开（包括以专利权方式公开)，一方应在7个工作日内通知另一方解除合同。逾期未通知并致使另一方产生损失的，另一方有权要求予以赔偿。

Article 11 In performing the Contract, the subject technology under R&D is published by others (including published through patent right), one party may terminate the Contract by informing the other party its intention within seven business days. Any loss caused to the other party due to failure of notice, the other party shall have the right for indemnification.

第十二条 双方确定因履行本合同应遵守的保密义务如下：

Article 12 Both parties shall comply with the following confidential obligations in performing the Contract:

甲方：

Party A:

1.	保密内容（包括技术信息和经营信息）：在合作过程中得到的乙方技技术资料和技术秘密，以及其他泄露后损及乙方利益的信息。

1.	Confidential (including technology information and operating information): technology information and secret of Party B obtained during cooperation, and other information that may infringe the interests of Party B.

2.	涉密人员范围：参与本项目的甲方项目组成员

2.	Scope of individuals involving confidential: Members of the project team from Party A

3.	保密期限：自本合同签订之日起5年内。

3.	Term of confidentiality: Five years from the execution of the Contract.

4.	泄密责任：甲方承担因泄密而对乙方造成的经济损失。

4.	Liabilities for disclosure of confidential: Party A shall assume the economic losses suffered by Party B due to the disclosure of confidential.

乙方：

Party B:

1.	保密内容（包括技术信息和经营信息）：在合作过程中得到的甲方技术资料和技术秘密，以及其它泄露后损及甲方利益的信息。

1.	Confidential (including technology information and operating information): technology information and secret of Party A obtained during cooperation, and other information that may infringe the interests of Party A.

2.	涉密人员范围：参与本项目的乙方项目组成员。

2.	Scope of individuals involving confidential: Members of the project team from Party B.

3.	保密期限：自本合同签订之日起5年内。

3.	Term of confidentiality: Five years from the execution of the Contract.

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4.	泄密责任：乙方承担因泄密而对甲方造成的经济损失。

4.	Liabilities for disclosure of confidential: Party B shall assume the economic losses suffered by Party A due to the disclosure of confidential.

第十三条 乙方应当按以下方式向甲方交付研究开发成果：

Article 13 Party B shall provide the R&D deliverables to Party A based on the following agreements:

1.	研究开发成果交付的形式及数量：以刻录光盘形式交付《中版教育云平台软件系统》源代码和源代码说明、软件使用说明。

1.	Format and quantity of R&D deliverables: deliver the source code, the description of source code and software instructions for Education Cloud Platform Software System (Chinese Version) in the form of CD-R.

2.	研究开发成果交付的时间及地点：成果交付时间以本合同第三条的约定为准，交付地点为世界图书出版上海有限公司。

2.	Date and location of R&D deliverables: The date of delivery shall be subject to the agreement in Article 3 hereunder, while the date of delivery shall be Shanghai World Publishing Corporation.

第十四条 双方确定，按以下标准及方法对乙方完成的研究开发成果进行验收：根据本合同第一条及第二条的规定讲行成果验收。

Article 14 Both parties confirm that the R&D deliverables completed by Party B shall be inspected based on the following standards and methodology: Deliverables are inspected based on the provisions stated in Article 1 and Article 2 herein.

第十五条 乙方应当保证其交付给甲方的研究开发成果不侵犯任何第三人的合法权益。如发生第三人指控甲方实施的技术侵权，乙方应当承担全部责任。

Article 15 Party B shall guarantee that the R&D deliverables submitted to Party A do not infringe the legitimate interests of any third party. Party B shall assume all the liabilities provided that Party A is accused of technology infringement by any third party.

第十六条 双方确定，因履行本合同所产生的研究开发成果及其相关知识产权权利归属，按下列第2种方式处理:

Article 16 Both parties recognize that title of the R&D works and other related intellectual rights produced from the Contract shall be handled based on the Point 2 as follows:

1.	_____________（甲、乙、双）方享有申请专利的权利。

1.	_____________ (Party A/Party B/Both parties) has/have the right for applying patents.

专利权取得后的使用和有关利益分配方式如下：

The use and interest distribution upon the obtainment of patent right shall be as follows:

2.	按技术秘密方式处理。有关使用和转让的权利归属及由此产生的利益按以下约定处理：

2.	Handled as technology secret. Title in connection with use and transfer of right, and the interest incurred thereon shall be handled based on the following agreement:

(1)	技术秘密的使用权：归甲方所有。

(1)	Use right of the technology secret: attribute to Party A.

(2)	技术秘密的转让权：归甲方所有。

(2)	Transfer right of technology secret: attribute to Party A.

(3)	相关利益的分配办法：归甲方所有。

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(3)	Related interests: attribute to Party A.

双方对本合同有关的知识产权权利归属特别约定如下：

Special agreements reached by Both parties hereunder for the intellectual property right in connection with the Contract shall be as follows:

第十七条 乙方不得在向甲方交付研究开发成果之前，自行将研究开发成果转让给第三人。

Article 17 Party B shall not assign any R&D results to any third party before delivering such results to Party A.

第十八条 乙方完成本合同项目的研究开发人员享有在有关技术成果文件上写明技术成果完成者的权利和取得有关荣誉证书、奖励的权利。

Article 18 Party B’s researchers on the project provided herein shall have the right of authorship for the technology results, and the right to obtain related certificate of honor and rewards.

第十九条 乙方利用研究开发经费所购置与研究开发工作有关的设备、器材、资料等财产，归乙(甲、乙、双）方所有。

Article 19 Equipment, instrument, material and other properties purchased by Party B with the R&D expense shall be owned by Party B (Party A/Party B/Both parties).

第二十条 双方确定，乙方应在向甲方交付研究开发成果后，根据甲方的请求，为甲方指定的人员提供技术指导和培训，或提供与使用该研究开发成果相关的技术服务。

Article 20 Both parties recognize that upon request, Party B shall provide technical guidance and trainings, or the technical services in connection with the use of such R&D results for the personnel specified by Party A, after Party B delivers the R&D results to Party A.

1.	技术服务和指导内容：甲方在验收项目后，乙方免费为甲方提供本合同软件产品十二个月的无增量技术支持。

1.	Technical service and guidance: Upon the inspection and acceptance of the project, Party B shall provide Party A with non-incremental technical support for the software provided herein.

2.	地点和方式：电话远程方式或现场服务。

2.	Location and method: Remote services via telephone or onsite services.

3.	费用及支付方式：无。

3.	Fees and payment: N.A.

第二十一条 双方确定：任何一方违反本合同约定，造成研究开发工作停滞、延误或失败的，按以下约定承担违约责任：

Article 21 Both parties recognize that any R&D works are suspended, delayed or failed as any party breaches the provisions hereunder, the following liability for default shall apply:

1.	甲方违反本合同第六条约定，应当按照约定付款额千分之五的额度支付违约金。

1.	Where Party A violates Article 6 hereunder, Party A shall pay liquidated damages at 0.5% of the agreed payment amount.

2.	乙方违反本合同第四条约定，应当按照约定合同额千分之五的额度支付违约金。

2.	Where Party B violates Article 4 hereunder, Party B shall pay liquidated damages at 0.5% of the agreed contract amount.

第二十二条 双方确定，甲方有权利用乙方按照本合同约定提供的研究开发成果，进行后续改进。由此产生的具有实质性或创造性技术进步特征的新的技术成果及其权属，由甲(甲、乙、双）方享有。具体相关利益的分配办如下：无。

Article 22 Both parties recognize that Party A shall have the right make subsequent improvement on the R&D results provided by Party B based on the Contract. Any new technology results with substantial or innovative features, and their title generated herein shall be owned by Party A (Party A/Party B/both parties). The specific distribution of interests are as follows: N.A.

乙方有权在完成本合同约定的研究开发工作后，利用该项研究开发成果进行后续改进。由此产生的具有实质性或创造性技术进步特征的新的技术成果，归乙(甲、乙、双）方所有。具体相关利益的分配办法如下：无。

Party B shall have the right to make subsequent improvement on R&D results upon the completion of R&D works stipulated herein. Any new technology results with substantial or innovative features, and their title generated herein shall be owned by Party B (Party A/Party B/Both parties). The specific distribution of interests are as follows: N.A.

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第二十三条 双方确定，在本合同有效期内，甲方指定熊佳为甲方项目联系人，乙方指定王雯为乙方项目联系人。项目联系人承担以下责任：

Article 23 Both parties recognize that Party A shall designate Xiong Jia as Party A’s contact of the project, while Party B shall designate Wang Wen as the Party B’s contact of the project. The responsibilities of project contact are as follows:

1.	组织和召集项目双方研讨会；

1.	organize and convene workshop for both parties;

2.	共同确定项目的需求和规格；

2.	determine demands and specification mutually;

3.	确定项目经费的及时支付和划拨：

3.	confirm timely payment and appropriation of project expense;

4.	具体落实项目成果的验收。

4.	inspect and accept project results.

一方变更项目联系人的，应当及时以书面形式通知另一方。未及时通知并影响本合同履行或造成损失的，应承担相应的责任。

Where a party changes its contact, such party shall give a written notice to the other party on a timely basis. Where the performance of the Contract is affected, or losses are incurred due to the failure of timely notice, such party shall assume the liabilities thereon.

第二十四条 双方确定，出现下列情形，致使本合同的履行成为不必要或不可能的，一方可以通知另一方解除本合同；

Article 24 Both parties recognize that one party may terminate the Contract by noticing the other party in the event of the followings:

1.	因发生不可抗力或技术风险：

1.	force majeure or technology risk

2.	无

2.	N.A.

第二十五条 双方因履行本合同而发生的争议，应协商、调解解决。协商、调解不成的，确定按以下第1种方式处理;

Article 25 Any disputes incurred in connection with the performance of the Contract shall be resolved through mutual negotiation and coordination. Any dispute which cannot be resolved through mutual negotiation and coordination shall be handled in accordance with Point 1;

1.	提交上海仲裁委员会仲裁:

1.	submission to Shanghai Arbitration Commission for arbitration;

2.	依法向人民法院起诉。

2.	lodge a proceeding with the People’s Court.

第二十六条 本合同一式四份，具有同等法律效力。

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Article 26 The Contract is made in quadruplicate, each of which has equal legal effect.

第二十七条 本合同经双方签字盖章后生效。

Article 27 The Contract shall be effective upon the signature and seal of both parties.

甲方：世界图书出版上海有限公司（盖章）

Party A: Shanghai World Publishing Corporation (Company seal)

法定代表人/委托代理人：

Legal representative/entrusted agent:

2017年6月19日

June 19, 2017

乙方：北京华夏大地远稈教育网络服务有限公司（盖章）

Party B: Beijing Huaxia Dadi Distance No earning Services Co., Ltd. (Company seal)

法定代表人/委托代理人：

Legal representative/entrusted agent:

2017年6月19日

June 19, 2017

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印花税票粘贴处：

Stick stamp tax receipt here:

（以下由技术合同登记机构填写）

(Filled by technology contract registration organization)

合同登记编号：

Contract registration number:

1.	申请登记人：

1.	Applicant:

2.	登记材料：

2.	Registration material: (1)
(2)
(3)

3.	合同类型：

3.	Contract type:

4.	合同交易额：

4.	Contract trading amount:

5.	技术交易额：

5.	Technology trading amount:

技术合同登记机构（印章）

Technology contract registration organization (seal)

经办人：

Processed by:

年 月 日

Date

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